Exhibit 99.1

Astrana Health Announces Closing of Prospect Health Acquisition

ALHAMBRA, Calif., July 2, 2025 /PRNewswire/ -- Astrana Health, Inc. ("Astrana," and together with its subsidiaries and affiliated entities, the "Company") (NASDAQ: ASTH), a physician-centric, technology-enabled healthcare company empowering providers to deliver accessible, high-quality, and high-value care to all, today announced it closed the acquisition of Prospect Health on July 1st, 2025.

Prospect Health is a value-based, integrated care delivery network which coordinates the delivery of high-quality care for all. With a network of over 11,000 providers across Southern California, Texas, Arizona, and Rhode Island in its medical groups, Prospect enables providers to deliver payer-agnostic, patient-centered care to approximately 600,000 members across Medicare Advantage, Medicaid, and Commercial lines of business. Prospect Health also operates a California Restricted Knox-Keene-licensed health plan, a management services organization, a specialty pharmacy, and a fully-accredited acute care hospital.

The Company completed the acquisition of Prospect Health for a total purchase price of $708 million, a reduction from the originally announced $745 million in accordance with the terms of the executed Purchase Agreement. The updated purchase price underscores the Company’s commitment to disciplined capital deployment, while maintaining full conviction in the value creation potential of the asset. The acquisition of Prospect Health will deepen Astrana’s capabilities in providing access to high-quality and high-value care to communities across the country.

“We are excited to welcome Prospect Health’s physicians, providers, and team members to Astrana Health,” said Brandon Sim, President and CEO of Astrana. “Together, we will further accelerate our mission to drive consistent, coordinated, high-quality patient outcomes at scale, ultimately driving greater value across the healthcare ecosystem.”

Astrana continues to expect Prospect Health to contribute approximately $1.2 billion in total revenue and $81 million in adjusted EBITDA on a full-year basis, as previously announced. The Company also continues to anticipate realizing between $12 million to $15 million of synergies over the next twelve to eighteen months.

To reflect the half-year contribution from Prospect, Astrana is updating its full-year 2025 guidance to total revenue between $3.1 billion and $3.3 billion and adjusted EBITDA between $215 million and $225 million. In addition, the Company is also reiterating its second quarter, 2025 guidance.

With the close of the transaction, Astrana will now have approximately $700 million of net debt on its consolidated balance sheet. Management remains committed to reducing the Company’s net leverage ratio to below 2.5x over the next twelve to eighteen months.

Truist Securities led a syndicate of banks who provided a term loan used to finance the acquisition of Prospect Health. J.P. Morgan served as exclusive financial advisor to Astrana in connection with the transaction.

About Astrana Health

Astrana Health is a physician-centric, AI-powered healthcare company committed to delivering high-quality, patient-centered care. Built from the physician's perspective, Astrana combines its scalable care delivery infrastructure, proprietary technology platform, and aligned provider networks to enable proactive, preventive care at scale - improving patient outcomes, enhancing patient experiences, supporting provider well-being, and driving greater value across the healthcare system.

Today, Astrana supports more than 20,000 providers and over 1.6 million patients in value-based care arrangements through its affiliated provider networks, management services organization, and integrated care delivery clinics spanning primary, specialty, and ancillary care. Together, Astrana is building the healthcare system we all deserve - one that delivers better care, better experiences, and better outcomes for all. For more information, visit www.astranahealth.com.

FOR MORE INFORMATION, PLEASE CONTACT:
Grant Hesser, Investor Relations
grant.hesser@astranahealth.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements include words such as “forecast,” “guidance,” “projects,” “estimates,” “anticipates,” “believes,” “expects,” “intends,” “may,” “plans,” “seeks,” “should,” or “will,” or the negative of these words or similar words. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in each such statement. A number of important factors could cause actual results to differ materially from those included within or contemplated by the forward-looking statements, including, but not limited to, risks arising from the diversion of management’s attention from the Company’s ongoing business operations, an increase in the amount of costs, fees and expenses and other charges related to the acquisition transaction described in this press release (the “Transaction”), risks of disruption to the Company’s business as a result of the closing of the acquisition, risks that the Transaction disrupts current plans and operations of the Company or sellers and potential difficulties in employee retention as a result of the Transaction, the Company’s ability to pay the interest and principal on the Second Amended and Restated Credit Agreement, and the Company’s ability to implement business plans, forecasts and other expectations after Closing, realize the intended benefits of the Transaction, and identify and realize additional opportunities following the Transaction, as well as the other risks and uncertainties identified in filings by the Company with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as may be amended or supplemented by additional risk factors set forth in subsequent quarterly reports on Form 10-Q and other reports filed with the Securities and Exchange Commission. The Company does not undertake any responsibility to update any of these factors or to announce publicly any revisions to any of the forward-looking statements contained in this or any other document, whether as a result of new information, future events, or otherwise, except as may be required by any applicable securities laws.

The preliminary financial results and forecasts are based on assumptions and estimates made by Astrana’s management and currently available information and are inherently uncertain and subjective. The preliminary financial results and forecasts do not take into account any events occurring after the date they were prepared. As a result, there can be no assurance that the projected results will be realized or that actual results will not be higher or lower than projected. Astrana does not have an obligation to update the forecasts at any time in the future. The preliminary financial results and forecasts are unaudited and the audited financials may differ from these numbers in material respects.

Use of Non-GAAP Financial Measures

This press release contains the non-GAAP financial measures such as Adjusted EBITDA, of which the most directly comparable financial measure presented in accordance with U.S. generally accepted accounting principles (“GAAP”) is net income, and net leverage ratio, of which the most directly comparable financial measure presented in accordance with GAAP is total debt and net income. These measures are not in accordance with, or alternatives to GAAP, and may be calculated differently from similar non-GAAP financial measures used by other companies. The Company uses Adjusted EBITDA as a supplemental performance measure of our operations, for financial and operational decision-making, and as a supplemental means of evaluating period-to-period comparisons on a consistent basis. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation, and amortization, excluding income or loss from equity method investments, non-recurring and non-cash transactions, and stock-based compensation. The Company defines net leverage ratio as net debt over Adjusted EBITDA. Net debt is defined as current and non-current debt, operating leases, and finance leases, less cash and cash equivalents and marketable securities. The Company uses net leverage ratio for financial and operational decision-making and debt management.

The Company believes the presentation of these non-GAAP financial measures provides investors with relevant and useful information, as it allows investors to evaluate the operating performance of the business activities without having to account for differences recognized because of non-core or non-recurring financial information. When GAAP financial measures are viewed in conjunction with non-GAAP financial measures, investors are provided with a more meaningful understanding of the Company’s ongoing operating performance. In addition, these non-GAAP financial measures are among those indicators the Company uses as a basis for evaluating operational performance, allocating resources, and planning and forecasting future periods. Non-GAAP financial measures are not intended to be considered in isolation, or as a substitute for, GAAP financial measures. Other companies may calculate Adjusted EBITDA and net leverage ratio differently, limiting the usefulness of these measures for comparative purposes. To the extent this release contains historical or future non-GAAP financial measures, the Company has provided corresponding GAAP financial measures for comparative purposes. The Company has not provided a quantitative reconciliation of applicable non-GAAP measures, such as the projected Adjusted EBITDA, to the most comparable GAAP measure, such as net income, on a forward-looking basis within this press release because the Company is unable, without unreasonable efforts, to provide reconciling information with respect to certain line items that cannot be calculated. These items, which could materially affect the computation of forward-looking GAAP net income are inherently uncertain and depend on various factors, some of which are outside of the Company’s control.